Exhibit 32.1
Certification of Chief Executive Officer
Pursuant to Section 906 of Sarbanes-Oxley Act of 2002
I, Joseph F. Coradino, the Chief Executive Officer of Pennsylvania Real Estate Investment Trust (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
(1) the Form 10-K of the Company for the year ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	February 25, 2019		/s/ Joseph F. Coradino
		Name:	Joseph F. Coradino
		Title:	Chairman and Chief Executive Officer